SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ] Soliciting Material Pursuant to [Section Sign] 240.14a-11(c) or [Section Sign] 240.14a-12

                    Columbia Financial of Kentucky, Inc.
                    ------------------------------------
              (Name of Registrant as Specified In Its Charter)

                    ------------------------------------
   (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11.

      1)   Title of each class of securities to which transaction applies:

      2)   Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

      4)   Proposed maximum aggregate value of transaction:

      5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:


                    Columbia Financial of Kentucky, Inc.
                 2497 Dixie Highway  Ft. Mitchell, Ky. 41017


                                June 2, 1999


Dear Shareholder:

      You are cordially invited to attend the Special Meeting of Shareholders of Columbia Financial of Kentucky, Inc. The meeting will be held at the Holiday Inn, 2100 Dixie Highway, Ft. Mitchell, Kentucky on July 15, 1999, at 9:00 a.m. Eastern Daylight Saving Time.

      The Notice of Special Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. The Board of Directors recommends that you vote "FOR" both proposals, which are designed to promote and advance the interests of Columbia Financial of Kentucky by attracting, retaining and rewarding directors, officers and employees, as well as aligning their interests with those of other shareholders. Directors and officers of Columbia Financial of Kentucky, Inc. will be present to respond to appropriate questions of shareholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To ensure that your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                                       Sincerely,

                                       /s/ Robert V. Lynch

                                       Robert V. Lynch
                                       President


                    COLUMBIA FINANCIAL OF KENTUCKY, INC.
                             2497 Dixie Highway
                        Ft. Mitchell, Kentucky 41017
                               (606) 331-2419

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

      Notice is hereby given that a Special Meeting of Shareholders of Columbia Financial of Kentucky, Inc. ("CFKY"), will be held at the Holiday Inn, 2100 Dixie Highway, Ft. Mitchell, Kentucky, on July 15, 1999, at 9:00 a.m., Eastern Daylight Saving Time (the "Special Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

      1. To approve the Columbia Financial of Kentucky, Inc., 1999 Stock Option and Incentive Plan, a copy of which is attached hereto as Exhibit A;

      2. To approve the Columbia Financial of Kentucky, Inc., Recognition and Retention Plan and Trust Agreement, a copy of which is attached hereto as Exhibit B; and

      3. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

      Only shareholders of CFKY of record at the close of business on May 20, 1999, will be entitled to receive notice of and to vote at the Special Meeting and at any adjournments thereof. Whether or not you expect to attend the Special Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED. The giving of a proxy does not affect your right to vote in person in the event you attend the Special Meeting.

                                       By Order of the Board of Directors



Ft. Mitchell, Kentucky                 Robert V. Lynch, President
June 2, 1999


                    Columbia Financial of Kentucky, Inc.
                             2497 Dixie Highway
                        Ft. Mitchell, Kentucky 41017
                               (606) 331-2419

                               PROXY STATEMENT

                                   PROXIES

      The enclosed proxy is being solicited by the Board of Directors of Columbia Financial of Kentucky, Inc., an Ohio corporation ("CFKY"), for use at a Special Meeting of Shareholders of CFKY to be held at the Holiday Inn, 2100 Dixie Highway, Ft. Mitchell, Kentucky, on July 15, 1999, at 9:00 a.m., Eastern Daylight Saving Time, and at any adjournments thereof (the "Special Meeting"). Without affecting any vote previously taken, the proxy may be revoked by a shareholder by executing a later dated proxy which is received by CFKY before the proxy is exercised or by giving notice of revocation to CFKY in writing or in open meeting before the proxy is exercised. Attendance at the Special Meeting will not, of itself, revoke a proxy.

      Each properly executed proxy received prior to the Special Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

      FOR the approval of the Columbia Financial of Kentucky, Inc., 1999 Stock Option and Incentive Plan (the "Stock Option Plan"), a copy of which is attached hereto as Exhibit A; and

      FOR the approval of the Columbia Financial of Kentucky, Inc., Recognition and Retention Plan and Trust Agreement (the "RRP"), a copy of which is attached hereto as Exhibit B.

      Proxies may be solicited by the directors, officers and other employees of CFKY and Columbia Federal Savings Bank ("Columbia Federal"), in person or by telephone, telecopy, telegraph or mail, only for use at the Special Meeting. CFKY has retained D. F. King and Co., a professional proxy solicitation firm, to assist in the solicitation of proxies. CFKY will pay
D. F. King a fee of approximately $6,000, plus reimbursement for out-of-pocket expenses. Proxies will not be used for any other meeting. All costs of soliciting proxies will be borne by CFKY.

      Only shareholders of record as of the close of business on May 20, 1999 (the "Voting Record Date"), are entitled to vote at the Special Meeting. Each such shareholder will be entitled to cast one vote for each share owned. CFKY's records disclose that, as of the Voting Record Date, there were 2,660,950 votes entitled to be cast at the Special Meeting.

      This Proxy Statement is first being mailed to the shareholders of CFKY on or about June 2, 1999.

                                VOTE REQUIRED

      A majority of the votes eligible to be cast at the Special Meeting must be present in person or by proxy to establish a quorum. Abstentions and shares held by a nominee for a beneficial owner and which are represented in person or by proxy at the Annual Meeting but not voted with respect to one or more proposals ("Non-votes") will be counted as present for purposes of establishing a quorum. The affirmative vote of the holders of at least a majority of the shares of CFKY present in person or by proxy at the Special Meeting is necessary to approve the Stock Option Plan and the RRP. Abstentions and Non-votes will have the same effect as a vote against the approval of the Stock Option Plan and the RRP. If, however, a shareholder has signed and dated a proxy in the form of the enclosed Proxy but has not voted on the approval of the Stock Option Plan or the RRP by checking the appropriate block on the Proxy, such person's shares will be voted FOR the adoption of the Stock Option Plan or the RRP and will not be considered Non-votes.

                 VOTING SECURITIES AND OWNERSHIP OF CERTAIN
                      BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information with respect to the only person known to CFKY to own beneficially more than five percent of the outstanding common shares of CFKY as of May 1, 1999:

       Amount and Nature of                Percent of
         Name and Address             Beneficial Ownership     Shares Outstanding
       --------------------           --------------------     ------------------

First Bankers Trust Company, N.A.           213,716                   8.03%
1201 Broadway
Quincy, Illinois 62301

-------------------
<F1>  First Bankers Trust Company, N.A. (the "Trustee"), holds such shares as the Trustee for the Columbia Financial of Kentucky, Inc., Employee Stock Ownership Plan (the "ESOP"). The Trustee has voting power with respect to the 193,661 shares not yet allocated to participant's accounts and limited dispositive power with respect to all of the shares held in the ESOP.

      The following table sets forth certain information with respect to the number of common shares of CFKY beneficially owned by each director of CFKY and by all directors and executive officers of CFKY as a group as of May 1, 1999:

                               Amount and Nature of
                               Beneficial Ownership
                               ---------------------          Percent of
Name and Address (1)             Sole         Shared      Shares Outstanding
--------------------             ----         ------      ------------------

J. Robert Bluemlein               500            250             .03%
Kenneth R. Kelly               15,000         15,000            1.13
John C. Layne                     300            427             .03
Robert V. Lynch                17,292 (2)     15,000            1.21
Daniel T. Mistler                 260          2,548             .11
Fred A. Tobertge, Sr.          10,000              -             .38
Geraldine Zembrodt              4,878          4,780             .36
All directors and executive
 officers as a group
 (10 people)                   51,201 (3)     46,243            3.67

-------------------
<F1>  Each of the persons listed in this table may be contacted at the address of CFKY.
<F2>  Includes 2,292 shares allocated to Mr. Lynch's ESOP account, with respect to which Mr. Lynch has voting power only.
<F3>  Includes an aggregate of 5,263 shares allocated to the ESOP accounts of all executive officers of CFKY, with respect to which such officers have voting power only.

              COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors' Compensation

      Each director of Columbia Federal, except for the Chairman of the Board, receives a retainer fee of $1,100 per month for service as a director of Columbia Federal. The Chairman of the Board of Directors receives a monthly fee of $1,353. No fees are paid for service as a director of CFKY.

Executive Officers' Compensation

      The following table presents certain information regarding the cash compensation received by Robert V. Lynch, the President and Chief Executive Officer of CFKY and Columbia Federal. No other executive officer of Columbia Federal or CFKY received salary and bonus compensation exceeding $100,000 during fiscal year 1998.

                         Summary Compensation Table

                                                       Annual Compensation
     Name and Principal        Fiscal Year Ended    --------------------------     All Other
         Position                 September 30      Salary ($)(1)    Bonus ($)    Compensation
     ------------------        -----------------    -------------    ---------    ------------

Robert V. Lynch, President and       1998            $136,222(2)      $2,307       $33,770(5)
 Chief Executive Officer             1997             133,800(3)       7,075         3,799(6)
                                     1996             117,442(4)       2,075         3,168(6)

-------------------
<F1>  Does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to Columbia Federal of providing such benefits to Mr. Lynch was less than 10% of his cash compensation.
<F2>  Includes a salary of $123,430 and directors' fees of $12,792.
<F3>  Includes a salary of $121,650 and directors' fees of $12,150.
<F4>  Includes a salary of $105,842 and directors' fees of $11,600.
<F5>  Consists of Columbia Federal's contribution to Mr. Lynch's 401(k)
      defined benefit contribution plan account of $3,691 and the $30,079 value at the date of allocation of an allocation to Mr. Lynch's ESOP account.
<F6>  Consists of Columbia Federal's contribution to Mr. Lynch's 401(k)
      defined contribution plan account.

Employment Agreement

      Columbia Federal has entered into an employment agreement with Robert
V. Lynch effective April 15, 1998 (the "Employment Agreement"). The Employment Agreement provides for a term of three years and a salary and performance review by the Board of Directors not less often than annually, as well as inclusion of Mr. Lynch in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible. The Employment Agreement also provides for vacation and sick leave.

      The Employment Agreement is terminable by Columbia Federal at any time. In the event of termination by Columbia Federal for "just cause," as defined in the Employment Agreement, Mr. Lynch will have no right to receive any compensation or other benefits for any period after such termination.
In the event of termination by Columbia Federal other than for just cause, at the end of the term of the Employment Agreement or in connection with a "change of control," as defined in the Employment Agreement, Mr. Lynch will be entitled to a continuation of salary payments for a period of time equal to the term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the term of the Employment Agreement or the date the employee becomes employed full-time by another employer.

      The Employment Agreement also contains provisions with respect to the occurrence of a "change of control" within six months after or within one year before (1) the termination of employment of Mr. Lynch for any reason other than just cause, retirement or termination at the end of the term of the agreement, (2) a change in the capacity or circumstances in which he is employed or (3) a material reduction in his responsibilities, authority, compensation or other benefits provided under the Employment Agreement without his written consent. In the event of any such occurrence, Mr. Lynch will be entitled to payment of an amount equal to three times the greater of his annual salary set forth in the Employment Agreement or the annual salary payable to Mr. Lynch as a result of any annual salary review. In addition, Mr. Lynch would be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum he may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Code or exceed limitations imposed by the OTS. "Control," as defined in the Employment Agreement, generally refers to the acquisition by any person or entity of the ownership or power to vote 25% or more of the voting stock of Columbia Federal or CFKY, the control of the election of a majority of Columbia Federal's or CFKY's directors or the exercise of a controlling influence over the management or policies of Columbia Federal or CFKY.

Certain Transactions With Columbia Federal

      Columbia Federal makes loans to directors who are not full-time employees of Columbia Federal in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable loans to other persons. On February 13, 1997, Columbia Federal adopted a policy whereby Columbia Federal will make first mortgage loans to its full-time employees, including directors and officers who are full-time employees, without closing costs and at an interest rate that is one percent less than the interest rate charged for comparable loans to other persons, subject to the following conditions: (i) the employee must sign an agreement that the interest rate will be increased by one percent should the employee's employment with Columbia Federal terminate for any reason; (ii) the employee must reimburse Columbia Federal for any related out-of-pocket expenses that are paid to a third party; (iii) the loan must be for the employee's personal single-family residence; (iv) the loan must satisfy all of Columbia Federal's normal underwriting criteria; (v) each employee may have only one outstanding loan on favorable terms at any one time; and (vi) Columbia Federal's Board of Directors must approve the loan.

      The following table sets forth certain information regarding loans made on terms more favorable than those offered to the public to executive officers and directors of CFKY whose indebtedness to Columbia Federal exceeded $60,000 at any time since October 1, 1996:

                                                                                    Largest balance   Balance at
                                                   Loan                              during 2 years     May 1,
Name                        Position         origination date      Collateral        ended 9/30/98       1999
----                        --------         ----------------      ----------       ---------------   ----------

Carol S. Margrave     Secretary, Treasurer       05/09/97       Personal Residence       $92,000       $89,159
Edward J. Schwartz    Vice President             09/24/98       Personal Residence        99,900        98,849

None of the outstanding loans to directors and executive officers involve more than the normal risk of collectibility or present other unfavorable features, and all are current in their payments.

     PROPOSAL ONE - APPROVAL OF THE COLUMBIA FINANCIAL OF KENTUCKY, INC.,
                    1999 STOCK OPTION  AND INCENTIVE PLAN

      General. The Board of Directors of CFKY adopted the Stock Option Plan on May 13, 1999, and it will become effective upon approval by the shareholders of CFKY. The following is a summary of the terms of the Stock Option Plan and is qualified in its entirety by reference to the full text of the Stock Option Plan, a copy of which is attached hereto as Exhibit A.

      Purpose. The purpose of the Stock Option Plan is to promote and advance the interests of CFKY and its shareholders by enabling CFKY to attract, retain and reward directors and managerial and other key employees of CFKY and any subsidiary, including Columbia Federal, by facilitating their purchase of an ownership interest in CFKY. Pursuant to the Stock Option Plan, 266,095 common shares have been reserved for issuance by CFKY upon the exercise of options to be granted from time to time under the Stock Option Plan. At May 1, 1999, approximately 20 persons were eligible to receive options granted under the Stock Option Plan. If all shares reserved for issuance pursuant to the exercise of options granted under the Stock Option Plan are issued, the voting power of existing shareholders will be diluted by approximately 9.1%, and the influence of directors and officers of CFKY over the outcome of the vote on any matters submitted to CFKY shareholders, including changes in control, will increase.

      Administration and Eligibility. The Stock Option Plan will be administered by a committee of directors composed of at least three directors of CFKY (the "Stock Option Committee"). The Stock Option Committee may grant options under the Stock Option Plan at such times as they deem most beneficial to CFKY and Columbia Federal on the basis of the individual participant's position and duties and the value of the individual's services and responsibilities to Columbia Federal and CFKY.

      Without further approval of the shareholders, the Board of Directors may at any time terminate the Stock Option Plan or may amend it from time to time in such respects as the Board of Directors may deem advisable, except that the Board of Directors may not, without the approval of the shareholders, make any amendment which would (a) increase the aggregate number of common shares that may be issued under the Stock Option Plan (except for adjustments to reflect certain changes in the capitalization of CFKY), (b) materially modify the requirements as to eligibility for participation in the Stock Option Plan, or (c) materially increase the benefits accruing to participants under the Stock Option Plan. Notwithstanding the foregoing, the Board of Directors may amend the Stock Option Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

      Option Terms. Options granted to the officers and employees under the Stock Option Plan may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Code, or may be options which do not qualify under Section 422 of the Code ("Non-qualified Stock Options"). Options granted under the Stock Option Plan to directors who are not employees of CFKY or Columbia Federal will be Non-qualified Stock Options. No individual may be granted options to purchase more than 25% of the shares that may be issued pursuant to the Stock Option Plan.

      The exercise price of each option granted under the Stock Option Plan will be determined by the Stock Option Committee at the time the option is granted; provided, however, that the exercise price of an option may not be less than 100% of the fair market value of the shares on the date of the grant. In addition, the exercise price of an ISO may not be less than 110% of the fair market value of the shares on the date of the grant if the recipient owns more than 10% of the outstanding common shares of CFKY. The Stock Option Committee will fix the term of each option, except that an ISO will not be exercisable after the expiration of ten years from the date it is granted; provided, however, that if a recipient of an ISO owns a number of shares representing more than 10% of CFKY shares outstanding at the time the ISO is granted, the term of the ISO will not exceed five years. If the fair market value of shares awarded pursuant to ISOs that are exercisable for the first time during any calendar year by a participant under the Stock Option Plan exceeds $100,000, the ISOs will be Non-qualified Stock Options to the extent of such excess.

      An option recipient cannot transfer or assign an option other than by will or in accordance with the laws of descent and distribution.
Termination of an option recipient's employment for cause, as defined in the Stock Option Plan, will result in the annulment of any outstanding exercisable options. Any outstanding options that have not yet been exercised will terminate upon the resignation, removal or retirement of a director of CFKY or Columbia Federal, or upon the termination of employment of an officer or employee of CFKY or Columbia Federal, except in the case of death or disability of the recipient or a change in control of CFKY or Columbia Federal.

      CFKY will receive no monetary consideration for the granting of options under the Stock Option Plan. Upon the exercise of options, CFKY will receive payment of cash or, if acceptable to the Stock Option Committee, common shares of CFKY or the surrender of outstanding stock options. The market value of the common shares underlying the options reserved for the Stock Option Plan is approximately $3,292,926, based upon the number of shares reserved, multiplied by the $12.375 per share closing sales price of shares of CFKY on April 30, 1999, as quoted on the Nasdaq National Market.

      Tax Treatment of Incentive Stock Options. An optionee who is granted an ISO will not recognize taxable income either on the date of grant or on the date of exercise, although the difference between the fair market value of the shares at the time of exercise and the exercise price may be subject to the alternative minimum tax. Upon disposition of shares acquired from the exercise of an ISO, capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. However, if the optionee disposes of the shares within two years of the date of grant or within one year from the date of the issuance of the shares to the optionee (a "Disqualifying Disposition"), then the optionee will recognize ordinary income, as opposed to capital gain, at the time of disposition. In general, the amount of ordinary income recognized will be equal to the lesser of (i) the amount of gain realized on the disposition, or (ii) the difference between the fair market value of the shares received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending upon the period of time the shares have been held.

      CFKY will not be entitled to a tax deduction upon either the exercise of an ISO or the disposition of shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition. Ordinary income from a Disqualifying Disposition will constitute compensation but will not be subject to tax withholding, nor will it be considered wages for payroll tax purposes.

      If the holder of an ISO pays the exercise price, in whole or in part, with previously acquired shares, the exchange should not affect the ISO tax treatment of the exercise. Upon such exchange, and except for Disqualifying Dispositions, no gain or loss is recognized by the optionee upon delivering previously acquired shares to CFKY. Shares received by the optionee equal in number to the previously acquired common shares exchanged therefor will have the same basis and holding period for capital gain purposes as the previously acquired shares. (The optionee, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements for avoidance of a Disqualifying Disposition.) Shares received by the optionee in excess of the number of shares previously acquired will have a basis of zero and a holding period which commences as of the date the shares are transferred to the optionee upon exercise of the ISO. If the exercise of an ISO is effected using shares previously acquired through the exercise of an ISO, the exchange of such previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

      Tax Treatment of Non-qualified Stock Options. A recipient of a Non-qualified Stock Option does not recognize taxable income on the date of grant of the option, provided that the option does not have a readily ascertainable fair market value at the time it is granted. In general, the optionee must recognize ordinary income at the time of exercise of a Non-qualified Stock Option in the amount of the difference between the fair market value of the shares on the date of exercise and the option exercise price. The ordinary income recognized will constitute compensation for which tax withholding by CFKY generally will be required. The amount of ordinary income recognized by an optionee will be deductible by CFKY in the year that the optionee recognizes the income if CFKY complies with any applicable withholding requirement.

      If, at the time of exercise, the sale of the shares could subject the optionee to short-swing profit liability under Section 16(b) of the Securities Exchange Act of 1934, the optionee generally will recognize ordinary income only on the date that the optionee is no longer subject to
Section 16(b) liability in an amount equal to the fair market value of the shares on the date the optionee is no longer subject to liability less the option exercise price. Nevertheless, the optionee may elect under Section 83(b) of the Code, within 30 days of the date of exercise, to recognize ordinary income as of the date of exercise, without regard to the restriction of Section 16(b).

      Shares acquired upon the exercise of a Non-qualified Stock Option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee will recognize long-term capital gain or loss if the optionee has held the shares for more than twelve months prior to disposition or short-term capital gain or loss if the optionee has held the shares for one year or less prior to disposition.

      If an optionee with a Non-qualified Stock Option pays the exercise price, in whole or in part, with previously acquired shares, the optionee will recognize ordinary income in the amount by which the fair market value of the shares received exceeds the exercise price. The optionee will not recognize gain or loss upon delivering such previously acquired shares to CFKY. Shares received by an optionee equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period as such previously acquired shares. Shares received by an optionee in excess of the number of such previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional shares will commence as of the date of exercise or such other relevant date.

      The Board of Directors of CFKY recommends that the shareholders of CFKY approve the Stock Option Plan.

      Accordingly, the shareholders of CFKY will be asked to approve the following resolution at the Special Meeting:

      RESOLVED, that the Columbia Financial of Kentucky, Inc., 1999 Stock Option and Incentive Plan be, and it hereby is, approved.

     PROPOSAL TWO - APPROVAL OF THE COLUMBIA FINANCIAL OF KENTUCKY, INC.,
             RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

      General. The Board of Directors of CFKY adopted the RRP on May 13, 1999, and it will become effective upon approval by the shareholders of CFKY. The following is a summary of the terms of the RRP and is qualified in its entirety by reference to the full text of the RRP, a copy of which is attached hereto as Exhibit B.

      Purpose. CFKY has proposed the RRP to reward and retain directors, officers and employees of CFKY and Columbia Federal who are in key positions of responsibility by providing them with an ownership interest in CFKY.
CFKY expects to contribute sufficient funds to enable the RRP to purchase up to 106,438 common shares of CFKY.

      Administration and Eligibility. The RRP will be administered by a committee of directors composed of at least three directors of CFKY (the "RRP Committee"). The RRP Committee will determine which directors and employees of CFKY and Columbia Federal will be awarded shares under the RRP and the number of shares awarded. At May 1, 1999, approximately 20 persons were eligible to receive awards under the RRP.

      The shares to be awarded pursuant to the RRP may be purchased by CFKY on the open market or may consist of authorized but unissued shares of CFKY. Management expects that the shares will be purchased on the open market. In the event that all 106,438 shares that may be awarded under the RRP consist of authorized but unissued shares of CFKY, the interests of current shareholders will be diluted by approximately 3.85%. No individual may be granted over the term of the RRP awards for more than 25% of the total number of shares subject to the RRP.

      Terms. Unless the RRP Committee specifies a longer period of time at the time an award is granted, one-fifth of the number of shares awarded to an individual will become earned and non-forfeitable on each of the first five anniversaries of the date of such award. Compensation expense in the amount of the fair market value of the RRP shares will be recognized as the shares are earned. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant ceases to be either a director of CFKY or Columbia Federal or an employee of CFKY or Columbia Federal, except that in the event of the death or disability of a participant or of a "change in control" or "imminent change in control" of CFKY or Columbia Federal, the participant's shares will be deemed to be earned and non-forfeitable. A "change in control" means (i) the execution of an agreement for the sale of all, or a material portion, of the assets of CFKY or Columbia Federal; (ii) the execution of an agreement for a merger or recapitalization of CFKY or Columbia Federal or any merger or recapitalization whereby CFKY or Columbia Federal is not the surviving entity; (iii) a change of control of CFKY or Columbia Federal, as defined or determined by the OTS; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of "beneficial ownership" as defined under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder) of twenty-five percent or more of the outstanding voting securities of CFKY or Columbia Federal by any person, trust, entity or group. An "imminent change in control" means any offer or announcement, oral or written, by any person or any persons acting as a group, to acquire control of CFKY or Columbia Federal as to which an application or notice has been filed with the OTS and such application has been approved or such notice has not been disapproved.

      The shares, together with any cash dividends or distributions paid thereon, will be distributed as soon as practicable after they are earned.
A participant may direct the voting of all shares awarded to him or her that have been earned but have not yet been distributed to him or her. Shares that have been awarded but not earned will be voted in the discretion of the RRP Trustee appointed by the Board of Directors. Shares that have been awarded but not earned may not be transferred.

      Tax Treatment of Shares Awarded Under the RRP. Persons receiving shares under the RRP generally will not recognize income upon the award of such shares, but will recognize ordinary income when and to the extent the restrictions on such shares lapse, in an amount equal to the fair market value of the shares at the time such restrictions lapse plus the amount of any dividends distributed to the participant with respect to such shares. If applicable withholding requirements are satisfied, Columbia Federal will be entitled to a deduction each year in an amount equal to the income, if any, recognized by participants for such year.

      The Board of Directors of CFKY recommends that the shareholders of CFKY approve the RRP.

      Accordingly, the shareholders of CFKY will be asked to approve the following resolution at the Special Meeting:

      RESOLVED, that the Columbia Financial of Kentucky, Inc., Recognition and Retention Plan and Trust Agreement be, and it hereby is, approved.

                 PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

      Any proposals of shareholders intended to be included in the proxy statement for the 2000 Annual Meeting of Shareholders of CFKY should be sent to CFKY by certified mail and must be received by CFKY not later than August 20, 1999. In addition, if a shareholder intends to present a proposal at the 2000 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by November 3, 1999, then the proxies designated by the Board of Directors of CFKY for the 2000 Annual Meeting of Shareholders of CFKY may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

      Management knows of no other business that may be brought before the Special Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Special Meeting.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                       By Order of the Board of Directors



Ft. Mitchell, Kentucky                 Robert V. Lynch, President
May 17, 1999


                                  EXHIBIT A

                    COLUMBIA FINANCIAL OF KENTUCKY, INC.
                    1999 STOCK OPTION AND INCENTIVE PLAN

      1. Purpose. The purpose of the Columbia Financial of Kentucky, Inc., 1999 Stock Option and Incentive Plan (this "Plan") is to promote and advance the interests of Columbia Financial of Kentucky, Inc. (the "Company"), and its shareholders by enabling the Company to attract, retain and reward directors, managerial and other key employees of the Company and any Subsidiary (hereinafter defined), and to strengthen the mutuality of interests between such directors and employees and the Company's shareholders by providing such persons with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

      2. Definitions. For purposes of this Plan, the following terms shall have the meanings set forth below:

            (a)   "Board" means the Board of Directors of the Company.

            (b) "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

            (c) "Committee" means the Committee of the Board constituted as provided in Section 3 of this Plan.

            (d) "Common Shares" means the common shares, without par value, of the Company or any security of the Company issued in substitution, in exchange or in lieu thereof.

            (e) "Company" means Columbia Financial of Kentucky, Inc., an Ohio corporation, or any successor corporation.

            (f) "Employment" means regular employment with the Company or a Subsidiary and does not include service as a director only.

            (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

            (h)   "Fair Market Value" shall be determined as follows:

                  (i) If the Common Shares are traded on a national securities exchange at the time of grant of the Stock Option, then the Fair Market Value shall be the average of the highest and the lowest selling price on such exchange on the date such Stock Option is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

                 (ii) If the Common Shares are quoted on The Nasdaq Stock Market at the time of the grant of the Stock Option, then the Fair Market Value shall be the mean between the closing bid and closing asked quotation with respect to a Common Share on such date on The Nasdaq Stock Market.

                 (iii) If the Common Shares are not traded on a national
            securities exchange or quoted on The Nasdaq Stock Market, then the Fair Market Value shall be as determined by the Committee.

            (i) "Incentive Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.

            (j) "Non-Qualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is not an Incentive Stock Option.

            (k) "Participant" means an employee or director of the Company or a Subsidiary who is granted a Stock Option under this Plan. Notwithstanding the foregoing, for the purposes of the granting of any Incentive Stock Option under this Plan, the term "Participant" shall include only employees of the Company or a Subsidiary.

            (l) "Plan" means the Columbia Financial of Kentucky, Inc., 1999 Stock Option and Incentive Plan, as set forth herein and as it may be hereafter amended from time to time.

            (m) "Stock Option" means an award to purchase Common Shares granted pursuant to the provisions of Section 6 of this Plan.

            (n) "Subsidiary" means any corporation or entity in which the Company directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power and includes, without limitation, Columbia Federal Savings Bank.

            (o) "Terminated for Cause" means any removal of a director or discharge of an employee for the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations or similar offenses) or a material violation of a final cease-and-desist order or for any other action of a director or employee which results in a substantial financial loss to the Company or a Subsidiary.

      3.    Administration.

            (a) This Plan shall be administered by the Committee to be comprised of not fewer than three of the members of the Board. The members of the Committee shall be appointed from time to time by the Board. Members of the Committee shall serve at the pleasure of the Board, and the Board may from time to time remove members from, or add members to, the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. An action approved in writing by all of the members of the Committee then serving shall be fully as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

            (b) The Committee is authorized to construe and interpret this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of this Plan shall be final, conclusive and binding upon all persons participating in this Plan and any person validly claiming under or through persons participating in this Plan. The Company shall effect the granting of Stock Options under this Plan, in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

      4.    Duration of, and Common Shares Subject to, this Plan.

            (a)   Term.   This Plan shall terminate on the date which is ten
      (10) years from the effective date of the Plan, except with respect to Stock Options then outstanding. Notwithstanding the foregoing, no Incentive Stock Option may be granted under this Plan after the date which is ten (10) years from the date on which this Plan is adopted by the Board or the date on which this Plan is approved by the shareholders of the Company, whichever is earlier.

            (b) Common Shares Subject to Plan. The maximum number of Common Shares that may be issued pursuant to Stock Options granted under this Plan, subject to adjustment as provided in Section 9 of this Plan, shall be 266,095 Common Shares. For the purpose of computing the total number of Common Shares available for Stock Options under this Plan, there shall be counted against the foregoing limitations the number of Common Shares subject to issuance upon exercise of Stock Options as of the dates on which such Stock Options are granted. If any Stock Options are forfeited, terminated or exchanged for other Stock Options, or expire unexercised, the Common Shares which were theretofore subject to such Stock Options shall again be available for Stock Options under this Plan to the extent of such forfeiture, termination or expiration of such Stock Options.

      Common Shares that may be issued under this Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares shall be issued under this Plan.

      5. Eligibility and Grants. Persons eligible for Stock Options under this Plan shall consist of directors and managerial and other key employees of the Company or a Subsidiary who hold positions with significant responsibilities or whose performance or potential contribution, in the judgment of the Committee, will benefit the future success of the Company or a Subsidiary. In selecting the directors and employees to whom Stock Options will be awarded and the number of shares subject to such Stock Options, the Committee shall consider the position, duties and responsibilities of the eligible directors and employees, the value of their services to the Company and the Subsidiaries and any other factors the Committee may deem relevant.

      6. Stock Options. Stock Options granted under this Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options, and such Stock Options shall be subject to the following terms and conditions and in such form as the Committee may from time to time approve and shall contain such additional terms and conditions as the Committee shall deem desirable, not inconsistent with the express provisions of the Plan:

            (a) Grant. Stock Options may be granted under this Plan on terms and conditions not inconsistent with the provisions of this Plan. Subject to adjustment as provided in Section 9 of this Plan, the maximum number of Common Shares that may be issued to any individual during the term of this Plan pursuant to Stock Options granted under this Plan shall be 25% of the number of Common Shares that may be issued pursuant to this Plan.

            (b) Stock Option Price. The per share option exercise price of a Stock Option shall be determined by the Committee at the time of grant; provided, however, that in no event shall the exercise price of a Stock Option be less than 100% of the Fair Market Value of the Common Shares on the date of the grant of such Stock Option. Notwithstanding the foregoing, in the case of a Participant who owns Common Shares representing more than 10% of the outstanding Common Shares at the time an Incentive Stock Option is granted, the option exercise price shall in no event be less than 110% of the Fair Market Value of the Common Shares at the time such Incentive Stock Option is granted.

            (c) Stock Option Terms. Subject to the right of the Company to provide for earlier termination in the event of any merger, acquisition or consolidation involving the Company, the term of each Stock Option shall be fixed by the Committee; provided, however, that the term of Incentive Stock Options will not exceed ten years after the date the Incentive Stock Option is granted; provided further, however, that in the case of a Participant who owns a number of Common Shares representing more than 10% of the Common Shares outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five years.

            (d)   Exercisability.  Except as set forth in Section 6(f) and
      Section 7 of this Plan or as designated by the Committee at the time of grant, Stock Options awarded under this Plan shall be immediately exercisable in full.

            (e) Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Common Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash or, if acceptable to the Committee in its sole discretion, in Common Shares already owned by the Participant, or by surrendering outstanding Stock Options. The Committee may also permit Participants, either on a selective or aggregate basis, simultaneously to exercise Stock Options and sell Common Shares thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of the purchase price of such shares. In such event, the Committee may permit the exercise price to be paid as soon as practicable after exercise.

            (f) Special Rule for Incentive Stock Options. With respect to Incentive Stock Options granted under this Plan, to the extent the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable under all plans of the Company or a Subsidiary for the first time by a Participant during any calendar year exceeds $100,000, or such other limit as may be required by the Code, such Stock Options shall be Non-Qualified Stock Options to the extent of such excess.

      7.    Termination of Employment or Directorship.

            (a) Except in the event of the death or disability of a Participant, upon the resignation, removal or retirement from the board of directors of any Participant who is a director of the Company or a Subsidiary or upon the termination of Employment of a Participant who is not a director of the Company or a Subsidiary, any Stock Option which has not yet become exercisable shall thereupon terminate and be of no further force or effect, and, unless the Committee shall specifically state otherwise at the time a Stock Option is granted, any Stock Option which has become exercisable shall terminate if it is not exercised within three months of such resignation, removal, retirement or termination of Employment.

            (b) Unless the Committee shall specifically state otherwise at the time a Stock Option is granted, all Stock Options granted under this Plan shall become exercisable in full on the date of termination of a Participant's employment or directorship with the Company or a Subsidiary because of his death or disability, and, subject to extension by the Committee, all Stock Options shall terminate if not exercised within 12 months of the Participant's death or disability.

            (c) Unless the Committee shall specifically state otherwise at the time a Stock Option is granted, in the event the Employment or the directorship of a Participant is Terminated for Cause, any Stock Option that has not been exercised shall thereupon terminate and be of no further force or effect.

      8. Non-transferability of Stock Options. No Stock Option under this Plan, and no rights or interests therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, Stock Options are exercisable only by, and payments in settlement of Stock Options will be payable only to, the Participant or his or her legal representative.

      9.    Adjustments Upon Changes in Capitalization.

            (a) The existence of this Plan and the Stock Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize the following: any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business; any merger, acquisition or consolidation of the Company; any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof; the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, including any merger or acquisition which would result in the exchange of cash, stock of another company or options to purchase the stock of another company for any Stock Option outstanding at the time of such corporate transaction or which would involve the termination of all Stock Options outstanding at the time of such corporate transaction.

            (b) In the event of any change in capitalization affecting the Common Shares of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, spin-off, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Shares, including a distribution (other than normal cash dividends) of company assets to shareholders, such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change shall be made with respect to the aggregate number of Common Shares for which Stock Options in respect thereof may be granted under this Plan, the maximum number of Common Shares which may be sold or awarded to any Participant, the number of Common Shares covered by each outstanding Stock Option, and the exercise price per share in respect of outstanding Stock Options.

      10. Amendment and Termination of this Plan. Without further approval of the shareholders, the Board may at any time terminate this Plan, or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the shareholders, make any amendment which would (a) increase the aggregate number of Common Shares that may be issued under this Plan (except for adjustments pursuant to Section 9 of this Plan), (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) materially increase the benefits accruing to Participants under this Plan. The above notwithstanding, the Board may amend this Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

      11. Modification of Options. The Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Stock Option which the Board believes to be in the best interests of the Company; provided, however, that no such modification, extension or renewal shall confer on the holder of such Stock Option any right or benefit which could not be conferred on him by the grant of a new Stock Option at such time and shall not materially decrease the Participant's benefits under the Stock Option without the consent of the holder of the Stock Option, except as otherwise permitted under this Plan.

      12.   Miscellaneous.

            (a) Tax Withholding. The Company shall have the right to deduct from any settlement, including the delivery or vesting of Common Shares, made under this Plan any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. If Common Shares are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

            (b) No Right to Employment. Neither the adoption of this Plan nor the granting of any Stock Option shall confer upon any employee of the Company or a Subsidiary any right to continued Employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the Employment of any of its employees at any time, with or without cause.

            (c) Annulment of Stock Options. The grant of any Stock Option payable in Common Shares is provisional until the Participant becomes entitled to the certificate in settlement thereof. In the event the Employment or the directorship of a Participant is Terminated for Cause, any Stock Option which is provisional shall be annulled as of the date of such termination.

            (d) Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under a Stock Option made pursuant to this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that a Stock Option or portion of a Stock Option should be included to accurately reflect competitive compensation practices or to recognize that a Stock Option has been made in lieu of a portion of competitive annual cash compensation. Stock Options under this Plan may be made in combination with or in tandem with, or as alternatives to, grants, stock options or payments under any other plans of the Company or a Subsidiary. This Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward directors and employees for their service with the Company and its Subsidiaries.

            (e) Securities Law Restrictions. No Common Shares shall be issued under this Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Common Shares delivered under this Plan may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

            (f) Stock Option Agreement. Each Participant receiving a Stock Option under this Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Stock Option and such related matters as the Committee shall, in its sole discretion, determine.

            (g) Cost of Plan. The costs and expenses of administering this Plan shall be borne by the Company.

            (h) Governing Law. This Plan and all actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent that federal law shall be deemed applicable.

            (i) Effective Date. This Plan shall be effective upon the later of adoption by the Board and approval by the Company's shareholders. This Plan shall be submitted to the shareholders of the Company for approval at an annual or special meeting of shareholders to be held no later than twelve months after the date of adoption by the Board.


                                  EXHIBIT B

                    COLUMBIA FINANCIAL OF KENTUCKY, INC.
                       RECOGNITION AND RETENTION PLAN
                             AND TRUST AGREEMENT

                                  ARTICLE I
                                 DEFINITIONS

      The following words and phrases, when used in this Agreement with an initial capital letter, shall have the meanings set forth below, unless the context clearly indicates otherwise. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

      1.01 "Agreement" means the Columbia Financial of Kentucky, Inc., Recognition and Retention Plan and Trust Agreement.

      1.02 "Award" means a right granted to a Director or an Employee under this Plan to receive Plan Shares.

      1.03 "Bank" means Columbia Federal Savings Bank, a savings bank chartered under the laws of the United States.

      1.04 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under this Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's estate.

      1.05  "Board" means the Board of Directors of the Corporation.

      1.06 "Committee" means the Recognition and Retention Plan Committee appointed by the Board pursuant to Article IV hereof.

      1.07  "Common Shares" means common shares of the Corporation.

      1.08 "Corporation" means Columbia Financial of Kentucky, Inc., a savings and loan holding company incorporated under the laws of the State of Ohio for the purpose of holding all of the common shares of the Bank, or any successor thereto.

      1.09 "Director" means any person who is a member of the Board of Directors of the Corporation, the Bank or a Subsidiary.

      1.10 "Employee" means any person who is employed by the Corporation, the Bank or a Subsidiary.

      1.11 "OTS" means the Office of Thrift Supervision, Department of the Treasury.

      1.12 "Plan" means the Recognition and Retention Plan established by this Agreement.

      1.13 "Plan Shares" means the Common Shares held pursuant to the Trust and which are awarded or issuable to a Recipient pursuant to the Plan.

      1.14 "Plan Share Reserve" means the Common Shares held by the Trustee pursuant to Sections 5.02 and 5.03 of this Agreement and not yet subject to Awards.

      1.15 "Recipient" means any Director or Employee who receives an Award under the Plan.

      1.16 "Subsidiaries" means subsidiaries of the Corporation or the Bank.

      1.17  "Trust" means the trust established by this Agreement.

      1.18 "Trustee(s)" means the person(s) or entity approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

                                 ARTICLE II
                     ESTABLISHMENT OF THE PLAN AND TRUST

      2.01 The Corporation hereby establishes a Recognition and Retention Plan and Trust upon the terms and subject to the conditions set forth in this Agreement.

      2.02 The Trustee hereby accepts the Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions of this Agreement.

                                 ARTICLE III
                             PURPOSE OF THE PLAN

      3.01 The purpose of the Plan is to reward and retain the Directors and Employees of the Corporation, the Bank and the Subsidiaries who are in key positions of responsibility by providing such Directors and Employees with an equity interest in the Corporation as reasonable compensation for their contributions to the Corporation, the Bank and the Subsidiaries.

                                 ARTICLE IV
                         ADMINISTRATION OF THE PLAN

      4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of not less than three members of the Board. The Committee shall have all of the powers of the Committee set forth in this Plan. The interpretation and construction by the Committee of any provisions of this Agreement or of any Award granted hereunder shall be final, conclusive and binding. The Committee shall act by the vote, or the written consent, of a majority of its members. The Committee shall report actions and decisions with respect to the Plan to the Board upon request by the Board.

      4.02 Role of the Board. The members of the Committee and the Trustee(s) shall be appointed or approved by and will serve at the pleasure of the Board. The Board may in its discretion from time to time remove members from or add members to the Committee and may remove, replace or add Trustee(s).

      4.03 Limitation on Liability. No member of the Board or the Committee, nor any Trustee, shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Awards granted under the Plan. If a member of the Board or of the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by such member in such capacity under or with respect to this Plan, the Corporation shall indemnify such member against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such member in connection with such action, suit or proceeding if such member acted in good faith and in a manner such member reasonably believed to be in or not opposed to the best interests of the Corporation, the Bank and the Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe such member's conduct was unlawful.

                                  ARTICLE V
                      CONTRIBUTIONS; PLAN SHARE RESERVE

      5.01 Amount and Timing of Contributions. The Board shall determine the amounts (or the method of computing the amounts) to be contributed by the Corporation to the Trust. Such amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Directors or Employees shall be permitted.

      5.02  Investment of Trust Assets.  Except as otherwise set forth in
Section 8.02 of this Agreement, the Trustee shall invest all of the Trust's assets, after providing for any required withholding as needed for tax purposes, exclusively in Common Shares; provided, however, that the Trust shall not purchase a number of Common Shares equal to more than 106,438 Common Shares. After such investment, the Common Shares shall be held by the Trustee in the Plan Share Reserve until such Common Shares are subject to one or more Awards. Any funds held by the Trust before purchasing Common Shares shall be invested by the Trustee in such interest-bearing account or accounts at the Bank or elsewhere or in such other instruments or investments as the Trustee shall determine to be appropriate.

      5.03 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Awards under Section 6.02 of this Agreement, or the decision of the Committee to return Plan Shares to the Corporation, the Plan Share Reserve shall be reduced by the number of Plan Shares so allocated or returned. Any Plan Shares subject to an Award that is forfeited by the Recipient pursuant to Section 7.01 of this Agreement shall be returned to the Plan Share Reserve.

                                 ARTICLE VI
                          ELIGIBILITY; ALLOCATIONS

      6.01 Eligibility. Directors and Employees are eligible to receive Awards within the sole discretion of the Committee.

      6.02 Allocations. The Committee will determine which of the Directors and Employees will be granted Awards and the number of Plan Shares covered by each Award; provided, however, that no Director or Employee shall be granted over the term of the Plan Awards for more than 25% of the total number of Common Shares subject to the Plan.

      No Award shall be granted if such grant would result in a violation or possible violation of federal or state securities laws. In the event Plan Shares are forfeited for any reason or additional Plan Shares are purchased by the Trustee, the Committee may, from time to time, determine which of the Directors and Employees will be granted additional Awards to be awarded from forfeited or additional Plan Shares.

      In selecting the Directors and Employees to whom Awards will be granted and the number of Plan Shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Directors and Employees, the value of their services to the Corporation, the Bank and the Subsidiaries and any other factors the Committee may deem relevant.

      6.03 Form of Allocation. As promptly as practicable after a determination is made pursuant to Section 6.02 of this Agreement that an Award is to be made, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award and the terms upon which the Plan Shares subject to the Award may be earned.
The date on which the Committee determines that an Award is to be made or a later date designated by the Committee shall be considered the date of grant of the Awards. The Committee shall maintain records as to all grants of Awards under the Plan.

      6.04 Allocations Not Required. None of the Directors or Employees, either individually or as a group, shall have any right or entitlement to receive an Award under the Plan. The Committee may, with the approval of the Board, and shall, if so directed by the Board, return all Common Shares and other assets in the Plan Share Reserve to the Corporation at any time and thereafter cease issuing Awards.

      6.05 Shareholder Approval. This Agreement shall be submitted to the shareholders of the Corporation at an annual or special meeting.
Notwithstanding anything to the contrary in this Agreement, no Awards shall be granted hereunder until the shareholders of the Corporation approve this Agreement.

                                 ARTICLE VII
           EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

      7.01  Earning Plan Shares; Forfeitures.

            (a) General Rules. Unless the Committee shall specifically state a longer period of time over which Awards shall be earned and non-forfeitable at the time an Award is granted, Plan Shares shall be earned and non-forfeitable by a Recipient over a period of five years at the rate of one-fifth per year commencing on the date which is one year after the date of the grant of such Award. As Plan Shares become earned and non-forfeitable, any cash dividends, returned capital and earnings thereon shall also be earned and non-forfeitable.

            (b) Revocation. Unless otherwise permitted by applicable laws and regulations, any Plan Shares and any cash dividends, returned capital and earnings thereon that have not been earned and are not non-forfeitable in accordance with Section 7.01(a) of this Agreement shall be forfeited in the event that (i) a Recipient who is a Director at the time of Award is no longer a Director on at least one of the Boards of Directors of the Corporation or the Bank or (ii) a Recipient who is not a Director of the Corporation or the Bank ceases to be an Employee of the Corporation or the Bank, except as otherwise provided in subsection (c) of this Section 7.01.

            (c) Exception for Terminations Due to Death or Disability. All Plan Shares and cash dividends, returned capital and earnings thereon subject to an Award held by a Recipient whose service as a Director or Employee of the Corporation, the Bank or a Subsidiary terminates due to (i) death or (ii) disability (as determined by the Committee) shall be deemed fully earned and non-forfeitable as of the later of the Recipient's last day of service as a Director or as an Employee and shall be distributed as soon as practicable thereafter.

            (d) Exception for Change in Control. Notwithstanding any other provision of this Agreement, all Plan Shares subject to an Award held by a Recipient shall be deemed to be immediately 100% earned and non-forfeitable in the event of a change in control or imminent change in control of the Corporation or the Bank and shall be distributed as soon as practicable thereafter. For purposes of this Section 7.01(d), "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Corporation of the Bank; (ii) the execution of an agreement for a merger or recapitalization of the Corporation of the Bank or any merger or recapitalization whereby the Corporation of the Bank is not the surviving entity; (iii) a change of control of the Corporation of the Bank, as defined or determined by the OTS; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of the terms "beneficial ownership" as defined under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Corporation of the Bank by any person, trust, entity or group. For purposes of this Section 7.01(d), "imminent change in control" shall refer to any offer or announcement, oral or written, by any person or any persons acting as a group, to acquire control of the Corporation or the Bank as to which an application or notice has been filed with the OTS and such application has been approved or such notice has not been disapproved.

      7.02  Distribution of Plan Shares.

            (a) Timing of Distributions: General Rule. Except as otherwise provided in this Agreement, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned, together with any cash dividends, returned capital and earnings thereon with respect to Plan Shares that have been earned.

            (b) Form of Distribution. All distributions of Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Shares. No fractional shares shall be distributed. Payments representing cash dividends, returned capital and earnings thereon shall be made in cash.

            (c) Withholding. The Trustee may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes and, if the amount of such cash payment is not sufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation, the Bank or the Subsidiary which employs or employed such Recipient or which the Recipient serves or served as a Director, any such amount withheld from or paid by the Recipient or Beneficiary.

            (d) Regulatory Exceptions. Notwithstanding anything to the contrary in this Agreement, no Plan Shares, upon becoming fully earned and non-forfeitable, shall be distributed unless and until all of the requirements of all applicable laws and regulations shall have been met.

      7.03 Voting of Plan Shares. All Common Shares held by the Trustee in the Plan Share Reserve that have not yet been awarded shall be voted by the Trustee. A Recipient shall be entitled to direct the Trustee with respect to the voting of Plan Shares that have been awarded to the Recipient but are still held in the Trust, whether or not such awarded Plan Shares have been earned.

                                ARTICLE VIII
                                    TRUST

      8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and the Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to this Agreement.

      8.02 Management of Trust. The Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust assets, except that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends or returned capital paid with respect to Plan Shares subject to outstanding Awards and earnings thereon, in Common Shares to the fullest extent practicable and permitted pursuant to
Section 5.02 of this Agreement, and except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. Subject to the foregoing and except as specifically set forth elsewhere in this Agreement, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

            (a) To invest up to 100% of all Trust assets in Common Shares without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and, in making such investment, the Trustee is authorized to purchase Common Shares from the Corporation or from any other source. Such Common Shares so purchased may be outstanding, newly issued or treasury shares;

            (b) To invest any Trust assets not invested in Common Shares in such deposit accounts and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash;

            (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust;

            (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust);

            (e) To hold cash without interest in such amounts as may be reasonable, in the opinion of the Trustee, for the proper operation of the Plan and the Trust;

            (f) To employ brokers, agents, custodians, consultants and accountants;

            (g) To hire counsel to render advice with respect to the Trustee's rights, duties and obligations hereunder, and such other legal services or representation as the Trustee may deem desirable; and

            (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or to give bond.

      8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

      8.04 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated, in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. Without limiting the generality of the foregoing, any earnings on cash dividends or returned capital received with respect to Common Shares shall be allocated (a) to accounts for Recipients, if such shares are the subject of outstanding Awards, and shall become earned and be distributed as specified in Article VII of this Agreement, or (b) otherwise to the general account of the Trust if such Plan Shares are not the subject of outstanding awards.

      8.05 Expenses. All costs and expenses incurred in the operation and administration of the Plan shall be paid by the Corporation.

                                 ARTICLE IX
                                MISCELLANEOUS

      9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for issuance pursuant to the Awards and the number of Plan Shares to which any Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding Common Shares issued subsequent to the effective date of the Plan if such increase or decrease resulted from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

      9.02 Amendment and Termination of Plan and Return of Shares to the Corporation. The Board may, by resolution, at any time amend or terminate the Plan or direct the Trustee to return to the Corporation all or any part of the assets of the Trust, including Common Shares held in the Plan Share Reserve, as well as Common Shares and other assets subject to Awards which have not yet been earned by the Directors or Employees to whom they have been awarded; provided, however, that the termination of the Trust shall not affect a Recipient's right to earn Awards already granted and to the distribution of Common Shares and earnings relating to such Awards in accordance with the terms of this Agreement and the grant by the Committee.

      9.03 Nontransferable. Awards shall not be transferable by a Recipient. During the lifetime of the Recipient, an Award may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 6.03 of this Agreement. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or the Trust, nor shall the Corporation, the Bank or any Subsidiary be subject to any claim for benefits hereunder.

      9.04 Directorship Rights. Neither this Agreement nor any grant of an Award hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Director to continue to serve as a Director of the Bank or a Subsidiary.

      9.05 Employment Rights. Neither this Agreement nor any grant of an Award hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Employee to continue in the employ of the Corporation, the Bank or a Subsidiary.

      9.06 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by an Award, except as expressly provided in Article VII of this Agreement, prior to the time such Plan Shares are actually distributed to such Recipient.

      9.07 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Ohio, except to the extent that federal law shall be deemed applicable.

      9.08 Effective Date. Subject to Section 6.05 of this Agreement, this Agreement shall be effective as of the ___ day of ____________, 1999.

      9.09 Term of Plan. The Plan shall remain in effect until the earlier of (a) the termination of the Plan by the Board or (b) the distribution of all assets from the Trust. The termination of the Plan shall not affect any Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid or by their terms expire or are forfeited.

      9.10 Tax Status of Trust. It is intended that the trust established hereby be treated as a grantor trust of the Bank under the provisions of
Section 671, et seq., of the Internal Revenue Code of 1986, as amended (26 U.S.C. [Section Sign] 671 et seq.).

      IN WITNESS WHEREOF, the following Trustees execute this Agreement, accepting and binding themselves to undertake and perform the obligations and duties of the Trustee hereunder and consenting to the foregoing Agreement effective the ___ day of ____________, 1999.


                                   By: ___________________________ (Trustee)


                                   By: ___________________________ (Trustee)



      IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer and duly attested, all as of the ___ day of ____________, 1999


                                   COLUMBIA FINANCIAL OF KENTUCKY, INC.



                                   By: ______________________________
                                       Robert V. Lynch
                                       its President


ATTEST:


_______________________
Carol S. Margrave
its Secretary


                               REVOCABLE PROXY

                    COLUMBIA FINANCIAL OF KENTUCKY, INC.

                  THIS PROXY IS SOLICITED ON BEHALF OF THE
         BOARD OF DIRECTORS OF COLUMBIA FINANCIAL OF KENTUCKY, INC.

      The undersigned shareholder of Columbia Financial of Kentucky, Inc. ("CFKY"), hereby constitutes and appoints Robert V. Lynch and John C. Layne, or either of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Special Meeting of Shareholders of CFKY to be held at the Holiday Inn, 2100 Dixie Highway, Ft. Mitchell, Kentucky, on July 15, 1999, at 9:00 a.m., Eastern Daylight Saving Time (the "Special Meeting"), all of the shares of CFKY which the undersigned is entitled to vote at the Special Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1. The approval of the Columbia Financial of Kentucky, Inc., 1999 Stock Option and Incentive Plan;

      [ ]   FOR      [ ]   AGAINST      [ ]   ABSTAIN


2. The approval of the Columbia Financial of Kentucky, Inc., Recognition and Retention Plan and Trust Agreement.

      [ ]   FOR      [ ]   AGAINST      [ ]   ABSTAIN

3. In their discretion, upon such other business as may properly come before the Special Meeting or any adjournments thereof.

      The Board of Directors recommends a vote "FOR" the proposals listed above.

Important:  Please sign and date this proxy on the reverse side.


      This Proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned shareholder. If this Proxy is signed, dated and returned but no boxes are marked, the shares will be voted FOR proposals 1 and 2.

      All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the Special Meeting and of the accompanying Proxy Statement is hereby acknowledged.

      Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


____________________________            ______________________________
Signature                               Signature


____________________________            ______________________________
Print or Type Name                      Print or Type Name


Dated: _____________________            Dated: _______________________


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.